                                                                    Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In  connection  with the Quarterly  Report on Form 10-Q of Makism 3D Corp.  (the
"Company")  for the quarter ended March 31, 2014,  as filed with the  Securities and  Exchange  Commission  on the date hereof (the  "Report"),  the  undersigned certifies,  pursuant to 18 U.S.C.  Section 1350, as adopted  pursuant to Section
906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  the Report fully  complies with the  requirements  of Section 13(a) or
          15(d) of the Securities Exchange Act of 1934; and

     (2)  the  information  contained  in the  Report  fairly  presents,  in all material respects,  the financial  condition and results of operations of the Company.

Dated: May 20, 2014

/s/ Matthew Lummis
-------------------------------------
Matthew Lummis
Chief Financial Officer
(Principal Financial Officer and
Principal Accounting Officer)